                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]     Preliminary proxy statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive proxy statement
[_]     Definitive additional materials
[_]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Woronoco Bancorp, Inc.
             ______________________________________________________
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:
              N/A
-------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transactions applies:
              N/A
-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
              N/A
-------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
              N/A
-------------------------------------------------------------------------------
(5)     Total fee paid:
              N/A
-------------------------------------------------------------------------------
[_]     Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
              N/A
-------------------------------------------------------------------------------
(2)     Form, schedule or registration statement no.:
              N/A
-------------------------------------------------------------------------------

(3)     Filing party:
              N/A
-------------------------------------------------------------------------------
(4)     Date filed:
              N/A
-------------------------------------------------------------------------------

                           [COMPANY LOGO APPEARS HERE]

                                 March 18, 2002

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Woronoco Bancorp, Inc. The meeting will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts, on Friday, April 26, 2002 at 10:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                         Sincerely,

                                         /s/ Cornelius D. Mahoney

                                         Cornelius D. Mahoney
                                         Chairman of the Board, President and
                                         Chief Executive Officer

                             WORONOCO BANCORP, INC.
                                 31 Court Street
                       Westfield, Massachusetts 01085-3562
                                 (413) 568-9141

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

     On Friday, April 26, 2002, Woronoco Bancorp, Inc. (the "Company" or "Woronoco Bancorp") will hold its annual meeting of stockholders at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

     1.   The election of three directors to serve for terms of three years;

     2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2002; and

     3. The transaction of any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Stockholders of record at the close of business on February 26, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Terry J. Bennett

                                            Terry J. Bennett
                                            Corporate Secretary

Westfield, Massachusetts
March 18, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                             WORONOCO BANCORP, INC.

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Woronoco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Woronoco Savings Bank ("Woronoco Savings" or the "Bank"). The annual meeting will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts on Friday, April 26, 2002 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about March 18, 2002.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 26, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote.

     As of the close of business on that date, a total of 3,716,762 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, recordholders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares, are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a shareholder as of the close of business on February 26, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you by the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of Wolf & Company, P.C. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact them.

Participants in Woronoco Savings Bank's ESOP

     If you participate in the Woronoco Savings Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a vote authorization form which permits you to instruct the ESOP trustee how you would like the shares allocated to you under the ESOP voted on the matters presented at the annual meeting. Shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the ESOP trustee is April 18, 2002.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The following table provides information as of February 26, 2002, with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                  Number of Shares    Percent of Common
Name and Address                                       Owned          Stock Outstanding
----------------                                  ----------------    -----------------
Woronoco Savings Bank Employee Stock Ownership        473,206 (1)          12.7%
Plan and Trust
31 Court Street
Westfield, Massachusetts 01085-3562

EQSF Advisers, Inc.                                   390,800 (2)          10.5%
767 Third Avenue
New York, New York 10017

Woronoco Savings Charitable Foundation                369,360 (3)           9.9%
31 Court Street
Westfield, Massachusetts 01085-3562

Wellington Management Company, LLP                    315,500 (4)           8.5%
75 State Street
Boston, Massachusetts 02109

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of February 26, 2002, 116,874 shares had been allocated to participants' accounts and 356,332 shares remain unallocated under the ESOP.
(2) Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on January 17, 2002.
(3) The terms of the foundation's gift instrument require that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.
(4) Based on information disclosed in a Schedule 13G filed with the SEC on February 12, 2002.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of February 26, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                         Number of           Number of Shares
                                                           Shares              That May Be
                  Name                                     Owned             Acquired Within         Percent of
                                                    (excluding options)         60 Days By          Common Stock
                                                         (1)(2)(3)          Exercising Options     Outstanding (4)
--------------------------------------------------  -------------------     ------------------     ---------------
James A. Adams ...................................         12,544                  6,545                  *
William G. Aiken .................................          9,544                  6,545                  *
Agostino J. Calheno ..............................         38,583                 35,994                 2.0%
Francis J. Ehrhardt ..............................         10,039                     --                  *
Joseph M. Houser, Jr. ............................          7,544                  6,245                  *
Joseph P. Keenan .................................          6,744                  6,545                  *
Cornelius D. Mahoney .............................         69,358                 59,989                 3.4%
Carmen J. Mascaro ................................          3,000                  1,273                  *
Debra L. Murphy ..................................         43,418                 35,994                 2.1%
Richard L. Pomeroy ...............................          8,044                  6,545                  *
Ann V. Schultz ...................................          9,644                  6,545                  *
Norman H. Storey .................................         11,544                  6,545                  *
D. Jeffrey Templeton .............................         11,544                  6,545                  *
Robert W. Thomas .................................         16,779                  6,000                  *

All Executive Officers and                                258,329                191,310                11.5%
 Directors as a Group (14 persons)

-------------------------------------
* Less than 1% of shares outstanding.

(1) Includes unvested shares of restricted stock awards held in trust as part of Woronoco Bancorp, Inc.'s 1999 Stock-Based Incentive Plan, with respect to which participants have voting but not investment power as follows:
     Messrs. Adams, Aiken, Ehrhardt, Houser, Keenan, Pomeroy, Storey and Templeton and Ms. Schultz--3,926 shares; Mr. Calheno and Ms. Murphy--21,595 shares; Mr. Mahoney--35,930 shares; and Mr. Thomas--6,000 shares.
(2) Includes shares held under the ESOP as to which each individual has voting but not investment power as follows: Mr. Calheno--4,724 shares; Mr. Mahoney--4,894 shares; Ms. Murphy--4,720 shares; and Mr. Thomas--3,479 shares.
(3) Includes shares held in the trust of the Woronoco Savings 401(k) Plan as to which each individual has investment but not voting power as follows: Mr. Calheno--4,911 shares; Ms. Murphy--8,528 shares; and Mr. Mahoney--7,203 shares.
(4) Based on 3,716,762 shares of Company common stock outstanding and entitled to vote as of February 26, 2002.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

       The Company's Board of Directors consists of eleven members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are William G. Aiken, Joseph M. Houser, Jr. and Norman H. Storey, each of whom is a director of the Company and the Bank.

       It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

       The Board of Directors recommends a vote "FOR" the election of all of the nominees.

       Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2001. There are no family relationships among the directors or executive officers.

Nominees for Director


                          WILLIAM G. AIKEN, 61, has been a pharmacy manager with
                     Super Foodmart Pharmacy since September 1997.  From 1990 to
                     September 1997, Mr. Aiken was the pharmacy manager of
[Graphic appears     Brooks Drug, Westfield, Massachusetts.  Mr. Aiken has been
 here]               a Director of Woronoco Bancorp since its formation in 1998.
                     He has served as a Trustee/Director of Woronoco Savings since 1983.


                          JOSEPH M. HOUSER, JR., 62, has been a self-employed
                     certified public accountant for over 30 years.  Mr. Houser
[Graphic appears     also has been a consultant with Data Results, Inc., for the
 here]               past ten years.  Mr. Houser has been a Director of Woronoco
                     Bancorp since its formation in 1998. He has served as a Trustee/Director of Woronoco Savings since 1983.

                          NORMAN H. STOREY, 55, has been a real estate broker
[Graphic appears     and owner of Storey Real Estate for over 30 years. In
 here]               addition, Mr. Storey has been a reserve police officer for over 30 years and Justice of the Peace for the past ten years within the Commonwealth of Massachusetts. Mr. Storey has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a Trustee/Director of Woronoco
                     Savings since 1987.


Directors Continuing in Office

      The following Directors have terms ending in 2003:



                          JAMES A. ADAMS, 78, is past president and funeral
[Graphic appears     director of Adams Funeral Service, Inc., located in
 here]               Westfield, Massachusetts.  Mr. Adams has been a Director of
                     Woronoco Bancorp since its formation in 1998. He has served as a Trustee/Director of Woronoco Savings since 1962.


                          FRANCIS J. EHRHARDT, 74, is a commercial real estate
[Graphic appears     manager and has been a general contractor in Massachusetts
 here]               since 1975. Mr. Ehrhardt has been a Director of Woronoco
                     Bancorp since its formation in 1998. He has served as a Trustee/Director of Woronoco Savings since 1979.


                          CORNELIUS D. MAHONEY, 56, joined Woronoco Savings
[Graphic appears     Bank in 1975 after five years at First Hawaiian Bank,
 here]               Honolulu, Hawaii. He became President and Chief Executive
                     Officer of the Bank in 1986 and Chairman of the Board in 1999. He is past Chairman of America's Community Bankers, past Chairman of the Massachusetts Bankers Association and a former Director of the Federal Home Loan Bank of Boston.
                     Mr. Mahoney holds an MBA from Western New England College.
                     He recently completed his term as a member of the Thrift
                     Institution Advisory Council to the Federal Reserve Board of Governors and is a Chairman of the Board of Trustees at Westfield State College. Mr. Mahoney has been a Director of
                     Woronoco Bancorp since its foundation in 1998. He has served as a Trustee/Director of Woronoco Savings since
                     1985.


                          D. JEFFREY TEMPLETON, 60, is the owner and President
[Graphic appears     of The Mosher Company, Inc., located in Chicopee,
 here]               Massachusetts, a manufacturer of buffing and polishing
                     compounds, abrasive slurries and distributor of related grinding, polishing and lapping machinery. Mr. Templeton has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a Trustee/Director of Woronoco
                     Savings since 1988.

    The following Directors have terms ending in 2004:



                          JOSEPH P. KEENAN, M.D., 53, has been a self-employed
                     physician for over 20 years in Westfield, Massachusetts.
[Graphic appears     He has been a Director of Woronoco Bancorp since its
     here]           formation in 1998.  He has served as a Trustee/Director of
                     Woronoco Savings since 1991.  He is the Vice President of
                     Caldwell Banker Keenan and Molta Assoc., the largest locally-owned real estate company in Western Massachusetts.




                          CARMEN J. MASCARO, 65, was a Corporate Treasurer with
                     Enesco Group, Inc., formerly known as Stanhome Inc., a
[Graphic appears     global marketer of quality branded gifts, collectibles and
     here]           home accents, from 1993 until his retirement in 1999. He
                     was an Enesco employee for 28 years. He joined Woronoco
                     Bancorp and Woronoco Savings as a Director in 2000 and had served as a Corporator of Woronoco Savings from 1994 through 1999.





                          RICHARD L. POMEROY, 74, was the president of Pomeroy
                     Insurance, Inc., an insurance company in Westfield,
[Graphic appears     Massachusetts, prior to his retirement in 1987. Mr. Pomeroy
     here]           has been a Director of Woronoco Bancorp since its formation in 1998.  He has served as a Trustee/Director of Woronoco
                     Savings since 1986.





                          ANN V. SCHULTZ, 67, is a retired Vice President of
[Graphic appears     Woronoco Savings.  Mrs. Schultz has been a Director of
     here]           Woronoco Bancorp since its formation in 1998.  She has
                     served as a Trustee/Director of Woronoco Savings since
                     1991.

Executive Officers of the Company:
(who are not Directors)


                          AGOSTINO J. CALHENO, 51, is Executive Vice President
                     of Woronoco Bancorp and Executive Vice President of Lending
[Graphic appears     and Chief Credit Officer of Woronoco Savings.  Mr. Calheno
     here]           joined the Bank in 1992 and is responsible for overseeing
                     all lending  operations. Mr. Calheno received a B.B.A.
                     from the University of Massachusetts and is a graduate of the National School of Finance & Management and the
                     Executive Development Program at Fairfield University.




                          DEBRA L. MURPHY, 45, is Executive Vice President and
                     Chief Financial Officer of both Woronoco Bancorp and
[Graphic appears     Woronoco Savings. Mrs. Murphy has been with the Bank since
     here]           1988. She is responsible for all regulatory financial
                     reporting and management of the investment addition to overseeing the human resource and training areas of the Bank. Mrs. Murphy received a B.B.A. from the University of Massachusetts and is a graduate of the National School of Finance & Management and the Executive Development Program at Fairfield University.


Meetings and Committees of the Board of Directors

         During 2001, the Board of Directors of the Company held eight meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during 2001. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         Audit Committee. The Audit Committee, consisting of Messrs. Keenan and Mascaro and Mrs. Schultz, reviews the Company's audit reports and management's actions regarding the implementation of audit findings and reviews compliance with all relevant laws and regulations. The committee also supervises the Company's internal audit function and engages the Company's external auditor. The Audit Committee met four times in 2001.

         Compensation Committee. The Compensation Committee, consisting of Messrs. Ehrhardt, Templeton and Mahoney, makes recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met five times in 2001.

         Nominating Committee. The Company's Nominating Committee, consisting of Messrs. Adams, Ehrhardt and Templeton, considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Nominating Committee will accept and consider stockholder recommendations that are made pursuant to timely written notice to the Secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to fully review the qualifications and credentials of the candidate. The Nominating Committee met on February 20, 2002.

Directors' Compensation

         The Bank provides all non-employee Directors of the Bank with an annual retainer of $10,000 and a fee of $600 for all regular monthly and special meetings attended. Members of Board committees of the Bank receive a fee of $300 for each meeting attended. In addition, each committee chairperson receives an annual retainer of $2,000. The Company does not pay separate fees for service on its Board of Directors.

         The Bank sponsors the Trustee Indexed Fee Continuation Plan (the "Trustee Plan") for designated members of its Board of Directors. The Trustee Plan provides an annual benefit to each Director upon the Director's retirement from the Board. To qualify for benefits under the Trustee Plan, a director must be 65 years old and have completed ten years of continuous service with the Board at the time of his or her retirement. If the director has completed at least five but less than ten continuous years of service with the Board at the time of retirement, his or her benefits will be reduced. The retirement benefit provided to each director is based on an indexed formula, which is tied to the earnings on a specific life insurance policy. The Bank has funded the Trustee Plan through the purchase of split-dollar life insurance on the lives of the directors. The life insurance is designed to offset annual expenses associated with the Trustee Plan. The Bank generally expects to offset all of the expenses of the Trustee Plan during the life of each director, and recover all of the plan's costs at the director's death.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for the chief executive officer and all other executive officers of Woronoco Savings who received salary and bonus of $100,000 or more during the year ended December 31, 2001.


                                                                                 Long-Term Compensation
                                                                                 ----------------------
                                                        Annual Compensation (1)          Awards
                                                        -----------------------   ----------------------

                                                                                              Securities
                                                                                 Restricted   Underlying    All Other
                                                                                Stock Awards Options/SARs Compensation
Name and Principal Positions                   Year     Salary ($)  Bonus ($)      ($)(2)         (#)         ($)(3)
----------------------------                   ----     ----------  ---------   ------------ ------------  ------------

Cornelius D. Mahoney.........                  2001      $291,000     $66,930      $     --           --      $99,060
  President, Chairman and Chief Executive      2000       275,616      63,250            --           --       65,684
   Officer                                     1999       225,577      49,450       580,126      149,971       18,992

Agostino J. Calheno..........                  2001      $140,000     $25,200      $     --           --      $53,661
   Executive Vice President - Lending          2000       130,385      23,400            --           --       33,908
                                               1999       120,000      22,000       348,682       89,983       17,347

Debra L. Murphy..............                  2001      $140,000     $25,200      $     --           --      $53,697
   Executive Vice President and                2000       130,385      23,400            --           --       33,908
    Chief Financial Officer                    1999       120,000      22,000       348,682       89,983       17,282

Robert W. Thomas.............                  2001      $ 93,000     $10,000      $     --           --      $31,842
   Senior Vice President                       2000        89,154      10,000            --           --       20,051
                                               1999        84,142      10,000        96,875       15,000       11,442

----------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2001 is as follows, based on $17.90, the closing price of the Company's common stock on December 31, 2001. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.


                                      Number of                Value of
                                   Unvested Shares          Unvested Shares
                                   ---------------          ---------------
               Mr. Mahoney.......       35,930                  $643,147
               Mr. Calheno ......       21,595                   386,551
               Ms. Murphy .......       21,595                   386,551
               Mr. Thomas .......        6,000                   107,400

(3) Consists of employer contributions to Woronoco Savings' 401(k) plan of $10,200, $10,200, $10,200 and $8,214, employee stock ownership plan allocations with a market value of $29,356, $29,356, $29,356 and $23,628 and supplemental executive retirement plan allocations with a market value of $54,667, $14,105, $14,141 and $0 for Messrs. Mahoney, Calheno, Ms. Murphy and Mr. Thomas, respectively. Also includes $2,728 attributable to the benefit of Mr. Mahoney pursuant to a split dollar life insurance arrangement and the reimbursement of $2,109 in income taxes for Mr. Mahoney.

         Employment Agreements. The Bank and the Company have entered into employment agreements with Messrs. Mahoney and Calheno and Ms. Murphy. The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these officers.

         The term of Mr. Mahoney's Company employment agreement is five years. The other employment agreements provide for three-year terms. The Company employment agreements extend daily, unless written notice of non-renewal is given by the Company or the executive. The Bank employment agreements are renewable annually. The employment agreements provide that the executive's base salary will be reviewed annually. The base salaries which currently are in effect for such employment agreements for Messrs. Mahoney and Calheno and Ms. Murphy are $306,000, $150,000 and $150,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

         The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company terminates the executive's employment for reasons other than for cause, or if the executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments due to the executive, the value of any granted but unexercised stock options and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive's right to compete against the Bank or the Company for a period of one year from the date of termination if his or her employment is terminated without cause, except if the termination follows a change in control. The Company agreements also provide for certain continued benefits to either the executive or his or her spouse if he or she dies or is disabled.

         Under Mr. Mahoney's Bank employment agreement and Mr. Calheno's and Ms. Murphy's Bank and Company employment agreements, if involuntary, or in certain circumstances, voluntary termination follows a change in control of the Bank or the Company, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments and benefits due for the remaining term of the agreement; or (2) the greater of (a) three times the average of the five preceding taxable years' annual compensation or (b) three times the executive's annual compensation for the most recent taxable year. The Bank and the Company would also continue the executive's life, health, and disability coverage for the term of the agreement. Mr. Mahoney's Company employment agreement provides that his severance payment in connection with a change of control would equal the greater of (1) the payments and benefits due for the remaining term of the agreement or (2) the greater of (a) five times his average annual compensation for the preceding five taxable years or (b) five times his annual compensation for the last preceding taxable year. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements.

         Payments and benefits provided for under the employment agreements if a change in control occurs may constitute a "parachute payment" for federal income tax purposes, resulting in the possible obligation of a federal excise tax payment by the covered executive. In such case, under the employment agreements with the Company, the Company is obligated to pay to the executive an amount so as to enable the executive to retain the economic value of the payments she or he would have retained had she or he not been subject to such excise tax.

         Payments to the executive under the Bank's employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the executive to the fullest extent legally allowable.

         Change in Control Agreement. The Bank currently maintains a three-year change in control agreement with Mr. Thomas. The agreement is renewable annually. The agreement provides that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or the Bank, Mr. Thomas would be entitled to receive a severance payment equal to three times his average annual compensation for the five most recent taxable years preceding termination. The Bank would also continue and pay for life, health and disability coverage for thirty-six months following termination. Payments to Mr. Thomas under the agreement will be paid by the Company if payments (or other benefits) are not paid by the Bank.

         Pension Plan. On November 15, 2000, the Board of Directors voted to terminate the Bank's tax-qualified defined benefit pension plan for its employees (the "Plan"). In connection with the termination of the Plan, the Bank's Board of Directors also voted to cease the accrual of pension benefits, effective December 31, 2000. Final Plan termination was approved by the Internal Revenue Service on December 14, 2001. As a result of the termination of the Plan, eligible employees will be offered, in addition to annuity payments available under the Plan, a lump sum payment equal to the value of their benefits under the Plan, plus a portion of any surplus of the Plan. Such payment is expected to be made in the second quarter of 2002.

         Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as the supplemental executive retirement plan (the "SERP") to provide benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the ESOP as a result of Internal Revenue Code limitations. In addition to providing for benefits lost under the ESOP, the SERP also makes up benefits lost in the event of a change in control of the Company or the Bank prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Bank or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP had he participated in the ESOP throughout the term of the loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the SERP generally become payable upon the participant's retirement, upon a change in control of the Bank or the Company, or as determined under the ESOP. Currently, Messrs. Mahoney and Calheno and Ms. Murphy participate in the SERP.

         Split Dollar Life Insurance Arrangement. In 1995, the Bank established a split-dollar life insurance arrangement for Mr. Mahoney primarily to restore estimated retirement benefits lost under the Pension Plan due to limitations imposed by the Internal Revenue Code. Under the terms of the arrangement, the Bank pays the premiums on a life insurance policy owned by Mr. Mahoney. Upon Mr. Mahoney's death, or upon liquidation of the policy's cash surrender value, the Bank will recover all of the premium payments it made with respect to the policy. In connection with the split-dollar arrangement, the Bank also agreed to reimburse Mr. Mahoney each year for the tax obligations arising from any federal or state taxable income he recognizes as a result of the reportable economic benefit of the arrangement and as a result of the Bank's reimbursement for such tax liabilities.

Fiscal Year-End Option Value

         No stock options were exercised by Messrs. Mahoney and Calheno, Ms. Murphy and Mr. Thomas in fiscal 2001. The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 2001.

                         Number of Securities
                        Underlying Unexercised        Value of Unexercised
                          Options at Fiscal           In-the-Money Options
                            Year-End(#)(1)            at Fiscal Year-End($)
                       --------------------------  --------------------------
Name                   Exercisable  Unexercisable  Exercisable  Unexercisable
--------               -----------  -------------  -----------  -------------

Cornelius D. Mahoney      59,989        89,982      $492,660       $738,977
Agostino J. Calheno       35,994        53,989       295,601        443,385
Debra L. Murphy           35,994        53,989       295,601        443,385
Robert W. Thomas           6,000         9,000        49,275         73,913

----------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

    The reports of the compensation and audit committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         Compensation Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the Bank and are compensated by the Bank. The members of the Compensation Committee are two non-employee members of the Board of Directors and Mr. Mahoney, the President and Chief Executive Officer of the Company and the Bank. Mr. Mahoney only provides input and advice as to executive compensation for members of the senior management team other than himself. The compensation decision for senior officers is developed with the assistance of Thomas Warren & Associates Inc. ("Warren"), a Massachusetts-based company that specializes in compensation analysis, salary administration programs and appraisal systems.

         All decisions by the Compensation Committee relating to compensation affecting senior officers of the Bank are reviewed and approved by the full Board of Directors. The committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the Chief Executive Officer and other senior management members. The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain goals. Set forth below are certain considerations taken into account in determining compensation for executive officers.

         Base Salaries. In determining base salaries for the Chief Executive Officer and other executive officers, the Committee reviews compensation surveys prepared by Warren to ensure that base salaries are competitive with financial institutions similar in size, locale and profile in order that the Bank attract and retain highly skilled personnel. The Bank utilizes the services of Warren to provide an ongoing, independent analysis to ensure the appropriateness of executive compensation.

         Bonus Awards. Bonus compensation for executive officers generally consists of cash awards. The committee grants cash bonuses to senior management in consultation with Warren, based upon awards given at comparable institutions, the profitability and long-term planning goals of the Company and other factors regarding individual performance and accomplishments.

         Stock Based Compensation. The Company maintains the Stock-Based Incentive Plan and the Option Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. The value of this component of compensation increases as the common stock of the Company appreciates in value.

         Compensation of the Chief Executive Officer. The full Board of Directors evaluates the performance of the Chief Executive Officer and establishes an annual salary level and bonus. The Board of Directors authorized a base salary for the Chief Executive Officer for the year 2001 of $291,000, which represented a 5.8% increase from the base salary provided in 2000. The salary was based on the overall performance of the Bank, the complexity of its operations, long term planning benchmarks and the tenure of Mr. Mahoney, who has been with the Bank for 26 years and its Chief Executive since 1985. The Board also approved a bonus of $66,930 payable in 2002 for 2001 performance. In arriving at these amounts, the Board considered input from Warren and the Executive Committee.

                      Members of the Compensation Committee

                               Francis J. Ehrhardt
                              D. Jeffrey Templeton
                              Cornelius D. Mahoney



Compensation Committee Interlocks and Insider Participation

         Mr. Mahoney served on the Company's Compensation Committee during the 2001 fiscal year. During that time, Mr. Mahoney served as Chairman of the Board, President and Chief Executive Officer of the Company and the Bank.

--------------------------------------------------------------------------------

                             STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the American Stock Exchange Savings Institutions Index. The graph assumes that $100 was invested at the close of business on March 19, 1999, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.



                            [LINE GRAPH APPEARS HERE]






                                                             Period Ended
                                          ------------------------------------------------------
                                          03/19/99       12/31/99        12/31/00       12/31/01
                                          --------       --------        --------       --------
Woronoco Bancorp, Inc ...................  $100.00        $101.74         $139.41       $195.90
The American Stock Exchange Index .......   100.00         128.20          120.29        109.40
The AMEX Savings Institutions Index .....   100.00          95.50          110.40        142.60

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under the American Stock Exchange's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with auditing standards generally accepted in the United States of America. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

                           Carmen J. Mascaro, Chairman
                                Joseph P. Keenan
                                 Ann V. Schultz

--------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, each of its executive officers and directors has complied with all applicable filing requirements for transactions in Company common stock.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------


     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


     The Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2002 fiscal year, subject to the ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Wolf & Company, P.C.:


             Audit Fees .................................   $92,500
             Financial information and systems design and
             implementation .............................      --
             All other fees* ............................    72,731

             ---------------------
             *Includes fees for tax-related services and fees related to the acquisition of an insurance agency.

     The Audit Committee believes that the provision of non-audit services by Wolf & Company, P.C. are compatible with maintaining Wolf & Company, P.C.'s independence.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on February 26, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on February 26, 2002 upon written request to Terry J. Bennett, Corporate Secretary, Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01085-3562.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 18, 2002. If such annual meeting is held on a date more than 30 calendar days from April 26, 2003, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Terry J. Bennett

                                            Terry J. Bennett
                                            Corporate Secretary

Westfield, Massachusetts
March 18, 2002

                                 REVOCABLE PROXY
                             WORONOCO BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 26, 2002
                              10:00 a.m. Local Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Woronoco Bancorp, Inc. (the "Company"), consisting of the entire Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on April 26, 2002 at 10:00 a.m., local time, at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

          William G. Aiken, Joseph M. Houser, Jr. and Norman H. Storey

                                                               FOR ALL
          FOR                    WITHHOLD                      EXCEPT
          ---                    --------                      ------

          [_]                       [_]                          [_]



INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------



     2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2002.

          FOR                     AGAINST                     ABSTAIN
          ---                     -------                     -------

          [_]                       [_]                         [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                             Dated:__________________________



                                             --------------------------------
                                             SIGNATURE OF SHAREHOLDER



                                             --------------------------------
                                             SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 18, 2002 and of the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

March 18, 2002


Dear ESOP Participant:

         In connection with the Annual Meeting of Stockholders of Woronoco Bancorp, Inc. (the "Company"), you may direct the voting of the shares of Woronoco Bancorp, Inc. common stock held by the Woronoco Savings Bank Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

         On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "ESOP Trustee") on the proposals to be presented at the Company's Annual Meeting of Stockholders to be held on April 26, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Woronoco Bancorp, Inc. Annual Report to Stockholders.

         All allocated shares as of February 26, 2002 will be voted as directed by the ESOP participants; provided instructions from the participants are received by the ESOP Trustee by April 18, 2002. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock held for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in proportion to the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, subject to the ESOP Trustee's fiduciary duties.

         At this time, in order to direct the voting of the shares of common stock allocated to your account under the ESOP, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 18, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank.

                                             Sincerely,

                                             /s/ Cornelius D. Mahoney

                                             Cornelius D. Mahoney
                                             Chairman, President and Chief
                                             Executive Officer

Enclosures

Name: _________________________
Shares: ______________



                             VOTE AUTHORIZATION FORM
                             -----------------------

         I, the undersigned, understand that Eastern Bank and Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributable to me of Woronoco Bancorp, Inc. (the "Company") common stock under the Woronoco Savings Bank Employee Stock Ownership Plan Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 26, 2002.

         Accordingly, you are to vote my shares as follows:

         1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                William G. Aiken, Joseph M. Houser, Jr. and Norman H. Storey

                                                                 FOR ALL
                FOR                  WITHHOLD                    EXCEPT
                ---                  --------                    ------

                [_]                    [_]                        [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below:

--------------------------------------------------------------------------------

         2. The ratification of the appointment of Wolf & Company, P.C., as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2002.

                FOR                  AGAINST                    ABSTAIN
                ---                  -------                    -------

                [_]                    [_]                        [_]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

         The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above. The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders and, of a Proxy Statement dated March 18, 2002 and of the Annual Report to Stockholders.

_____________________                    _______________________________________
Date                                     Signature

Please date, sign and return this form in the enclosed postage paid envelope no later than April 18, 2002.

March 18, 2002


Dear Stock Award Recipient:

         As the recipient of a stock award under the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated ("Incentive Plan"), you may direct the voting of shares of Woronoco Bancorp, Inc. (the "Company") common stock held in the Incentive Plan Trust that have been awarded to you. On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Incentive Plan Trustee").

         The Incentive Plan Trustee will vote all shares of restricted stock awarded to Incentive Plan participants that it holds as of February 26, 2002 in accordance with instructions it receives from award recipients. Shares of Company common stock for which no voting instructions have been received will be voted in accordance with the instructions provided by the committee administering the Incentive Plan.

         At this time, in order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 18, 2002. The votes will be tallied by the Incentive Plan Trustee who will use the voting instructions it receives to vote the shares of Woronoco Bancorp, Inc. common stock held in the Incentive Plan Trust.

                                             Sincerely,

                                             /s/ Cornelius D. Mahoney

                                             Cornelius D. Mahoney
                                             Chairman, President and Chief
                                             Executive Officer

*If you have not received a proxy statement and Annual Report under separate cover, please contact the Executive Office for a copy of the documents.

Enclosures

Name: ____________________________________       Shares: _______________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I, the undersigned, understand that Eastern Bank and Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all shares of unvested restricted stock of Woronoco Bancorp, Inc. (the "Company") common stock attributable to me under the Woronoco Bancorp, Inc. 1999 Stock Based Incentive Plan, as amended and restated. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 26, 2002.

         Accordingly, you are to vote my shares as follows:

         1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

              William G. Aiken, Joseph M. Houser, Jr. and Norman H. Storey

                                                              FOR ALL
              FOR                 WITHHOLD                    EXCEPT
              ---                 --------                    ------

              [_]                   [_]                        [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below:


--------------------------------------------------------------------------------


         2. The ratification of the appointment of Wolf & Company, P.C., as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2002.

              FOR                 AGAINST                    ABSTAIN
              ---                 -------                    -------

              [_]                   [_]                        [_]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.


        The Incentive Plan Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above. The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Shareholders and, of a Proxy Statement dated March 18, 2002 and of the Annual Report to Stockholders.


________________________              _______________________________________
Date                                  Signature

Please date, sign and mail this form in the enclosed postage paid envelope no later than April 18, 2002.